Investor Presentation May 2016 NASDAQ: PBCT Exhibit 99.1

Forward-Looking Statement Certain statements contained in this presentation are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8) competition and its effect on pricing, spending, third-party relationships and revenues; and (9) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Experienced leadership team Operate in large & attractive Northeast markets… …with significant knowledge at the local level Commitment to relationship-based banking Breadth of products & services Conservative & well-defined underwriting culture Premium brand built over 170 years Deep focus on expense management PBCT Differentiators A Uniquely Positioned Franchise

PBCT: Compelling Investment Opportunity Leading market position in one of the best commercial banking markets in the U.S. Significant growth runway within existing markets – expanding in two of the largest MSAs in the U.S. New York City #1 and Boston #10 Ability to maintain pristine credit quality Median net charge-offs/average loans since 2007 have been 17bps Improving profitability Five consecutive years of growth in earnings per share Low operating risk profile Consistently profitable throughout the credit cycle Straightforward and diversified portfolio of products – no complex financial exposures Robust liquidity Strong deposit market share in most core markets Unused FHLB of Boston borrowing capacity of $6.0 billion at March 31, 2016 Continued capital deployment via organic growth and dividends Twenty-two consecutive quarters of loan growth Dividend yield of approximately 4.2%

Premium Brand Built Over 170 Years Corporate Overview People’s United Financial, Inc. NASDAQ (PBCT) Headquarters Bridgeport, CT Chief Executive Officer Jack Barnes Chief Financial Officer David Rosato Market Capitalization (4.27.2016) $4.8 billion Assets $39.2 billion Loans $28.5 billion Deposits $29.1 billion Branches 396 In-store Branches(2) 150 ATMs 594 Standalone ATMs(3) 108 Founded 1842 1 Statistics as of March 31, 2016, unless noted otherwise 2 Exclusive relationship with Stop & Shop 3 Includes 36 ATMs in Stop & Shop locations where a branch is not present

Premium Brand Built Over 170 Years

Geographic Expansion in Recent Years

2008

Acquired:
Chittenden Corp. which comprised:

Chittenden Bank – Burlington, VT
Ocean Bank – Portsmouth, NH
Maine Bank & Trust – Portland, ME
Merrill Bank – Bangor, ME
Flagship Bank – Worcester, MA
Bank of West. Mass. – Springfield, MA

2010

Acquired:
Equipment financing company
Financial Federal – New York, NY

Acquired:
Butler Bank – Lowell, MA
RiverBank – North Andover, MA
Bank of Smithtown – Smithtown, NY

2011

Acquired:
Danversbank – Danvers, MA

2012

Acquired:
57 branches in greater New York metro area from RBS Citizens – including 53 branches in Stop & Shop supermarkets

Since 1995, PBCT has had an exclusive relationship with Stop & Shop to operate branches in Connecticut stores

People's United Financial, Inc.

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Premium Brand Built Over 170 Years In-Store Branches Versus Traditional Branches Partnership allows us to leverage People’s United brand with the ~3.3 million shoppers who visit Connecticut and New York Stop & Shop stores every week In-store locations operate under the same business model as traditional branches and sell all of the Bank’s products and services Connecticut and New York in-store branches accounted for a significant portion of the new branch business booked Note: statistics represent Connecticut and New York branches only On average, in-store locations are open 37% more hours per week (56 hours vs. 41 hours), but are approximately 30% less expensive to operate. Last twelve months through March 31, 2016 In-Store Branches Traditional Branches 100% - %

Experienced Leadership Team

Name	Position	Years in Banking	Professional Experience
Jack Barnes	President & CEO, Director	30+	People's United Bank (SEVP, CAO), Chittenden, FDIC
Galan Daukas	SEVP Wealth Management	30+	People's United Bank, Washington Trust, The Managers Funds, Harbor Capital Mgmt
Sara Longobardi	SEVP Retail Banking	25+	People's United Bank
Dave Norton	SEVP & Chief HR Officer	5+	People's United Bank, New York Times, Starwood, PepsiCo
Lee Powlus	SEVP & Chief Administrative Officer	25+	People's United Bank, Chittenden, Alltel
David Rosato	SEVP & CFO	30+	People's United Bank, Webster, M&T
Chantal Simon	SEVP & Chief Risk Officer	25+	People's United Bank, Merrill Lynch US Bank, Lazard Freres & Co.
Jeff Tengel	SEVP Commercial Banking	30+	People's United Bank, PNC, National City
Bob Trautmann	SEVP & General Counsel	20+	People's United Bank, Tyler Cooper & Alcorn
Kirk Walters	SEVP Corporate Development, Director	25+	People's United Bank, Santander, Sovereign, Chittenden, Northeast Financial

People's United Financial, Inc.

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Operate in Large & Attractive Northeast Markets

The population densities of NYC, Boston, Bridgeport and New Haven MSAs are each over ten times the national average

NYC-Northern NJ-PA	• Population: 20.1 million • Median HH Income: $66,610 • Businesses: 810,883	• Population Density (#/sq miles): 2,426 • Unemployment Rate (%): 4.7 • $100K+ Households (%): 33.0
Boston, MA	• Population: 4.7 million • Median HH Income: $73,624 • Businesses: 203,770	• Population Density (#/sq miles): 1,361 • Unemployment Rate (%): 4.1 • $100K+ Households (%): 36.6
Hartford, CT	• Population: 1.2 million • Median HH Income: $68,692 • Businesses: 52,315	• Population Density (#/sq miles): 803 • Unemployment Rate (%): 4.7 • $100K+ Households (%): 32.1
Bridgeport-Stamford, CT	• Population: 949,000 • Median HH Income: $80,998 • Businesses: 49,392	• Population Density (#/sq miles): 1,520 • Unemployment Rate (%): 4.5 • $100K+ Households (%): 41.6
New Haven, CT	• Population: 861,000 • Median HH Income: $62,420 • Businesses: 36,800	• Population Density (#/sq miles): 1,426 • Unemployment Rate (%): 5.3 • $100K+ Households (%): 29.4
Burlington, VT	• Population: 216,000 • Median HH Income: $65,925 • Businesses: 10,846	• Population Density (#/sq miles): 173 • Unemployment Rate (%): 2.7 • $100K+ Households (%): 28.4

People's United Financial, Inc.

Notes: The current national unemployment rate is 4.9%
The current national population density is 90 (#/sq miles)
Source: SNL Financial, US Census data

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Operate in Large & Attractive Northeast Markets People’s United’s Franchise Metrics1 MSA Rank (Out of 917 MSAs Nationwide) 75% of PBCT’s deposits are in its top 5 MSAs, which are some of the most densely populated and wealthy markets in the U.S. Source: SNL Financial; FDIC data as of June 30, 2015 Excludes deposits from trust institutions and branches with over $750 million deposits; excludes branches and deposits located outside each MSA Rank weighted by percentage of franchise deposits

Total Loan Portfolio: $28.5 Billion At March 31, 2016 ($ in billions) Connecticut $7.6 / 27% Massachusetts $5.0 / 18% New Hampshire $1.3 / 5% Other $5.0 / 17% New York $5.6 / 20% Vermont $1.8 / 6% New Jersey $1.2 / 4% Maine $1.0 / 3% Operate in Large & Attractive Northeast Markets Excluding equipment finance loans, ~91% of PBCT’s loan portfolio is within the Northeast

Source: SNL Financial; FDIC data as of June 30, 2015; excludes trust institutions; excludes non-retail branches Notes: PBCT branch count updated as of December 31, 2015 Operate in Large & Attractive Northeast Markets Connecticut Massachusetts Vermont New York New Hampshire Maine 4th in deposit market share in New England # 1 in Fairfield County, CT., 63 branches, ~$10 billion in deposits, ~ 24% market share Strong deposit market positions

Commitment to Relationship-Based Banking Long history of focusing on relationship management at the local level… Approximately 850,000 commercial, business banking, consumer and wealth management relationships Long-term relationships with customers Customers relationships are with local management Single point of contact with customers – break down silos to present full suite of products and services Senior management frequently interacts with customers Reputation and word-of-mouth referrals often drive new business Broad distribution: 396 branches across six states, 594 ATMs, online and mobile banking Call center operations locally located in Bridgeport, CT and Burlington, VT

Breadth of Products & Services Commercial Banking Retail Banking Wealth Management …while providing the same full breadth of solutions as larger banks Commercial Lending: commercial finance, real estate financing, equipment loans & leasing, asset based lending, mortgage warehouse lending Deposit Products: checking accounts, savings and money market accounts Treasury Management: cash management services, Online banking eTreasury+, ACH services, lockbox services, remote deposit capture, merchant card processing, payroll services, fraud protection services, liquidity and investment solutions Specialty Services: government banking, healthcare & non-profit banking, interest rate risk management, international services, business aircraft finance Insurance: commercial coverage, employee benefits, bonding, risk management services, specialized industry insurance Retail Lending: residential mortgages, home equity loans and lines of credit, personal loans Deposit Products: checking accounts, savings and money market accounts Services: mobile banking, online banking, credit cards Wealth Services & Solutions: financial planning, trust & estate solutions, investment management, private banking, self-directed investing, retirement plan services, institutional trust services

Total Loan Portfolio: $28.5 Billion At March 31, 2016 Commercial $20.7 Billion / 72% Breadth of Products & Services Retail $7.8 Billion / 28%

Mining, Oil & Gas 2% Hosp. & Entertain. 5% Packaging 5% Service 2% Other 3% Health Services 2% Wholesale Dist. 5% Transp. / Utility 3% Arts/Ent./Rec. 2% Construction 2% Other Prop. 1% Commercial Real Estate $10.0 Billion / 35% of Total Portfolio (At March 31, 2016) Residential (Multi-Family) 38% Commercial & Industrial $7.7 Billion / 27% of Total Portfolio Equipment Financing $3.0 Billion / 10% of Total Portfolio Commercial Loans: $20.7 Billion / 72% of Total Portfolio ($ in billions) ($ in billions) ($ in billions) Retail 25% Office Buildings 21% Land 1% Self Storage 1% Special Use 2% Industrial / Manufacturing 6% Finance & Insurance 18% Service 18% Manufacturing 13% Wholesale Dist. 11% Health 11% Retail Sales 8% Information 2% Public Admin. 1% Transportation / Utility 36% Construction 14% Finance, Insurance & Real Estate 13% Waste 7% Printing 6% Manufact. 5% Breadth of Products & Services Broadly diversified commercial loan portfolio Real Estate 10% Other 1%

Residential Mortgage $5.6 Billion / 20% of Total Portfolio (At March 31, 2016) Retail Loans: $7.8 Billion / 28% of Total Portfolio ($ in billions) ($ in billions) Consumer $2.2 Billion / 8% of Total Portfolio March 2016 YTD originated weighted average LTV of 69% March 2016 YTD originated weighted average FICO score of 765 Hybrid ARMs represent 89% of the portfolio March 2016 YTD originated weighted average CLTV of 58% March 2016 YTD originated weighted average FICO score of 767 63% of originations during last 3 years are in a first lien position New York $0.5 / 9% Vermont $0.3 / 6% Massachusetts $1.5 / 28% Connecticut $2.6 / 46% Connecticut $1.3 / 60% Vermont $0.2 / 10% New York $0.3 / 12% Massachusetts $0.2 / 7% New Hampshire $0.2 / 3% Maine $0.2 / 3% New Jersey $0.3 / 5% New Hampshire $0.1 / 6% Maine $0.1 / 5% Breadth of Products & Services

Conservative & Well-Defined Underwriting Culture Credit culture and underwriting standards Cash flow – deal specific and global Collateral / limited unsecured exposure with equity investment requirements and guarantees No speculative real estate projects Credit structure includes meaningful covenants, appropriate LTVs and monitored advance rates Industry knowledge and expertise (i.e. basic industries and property types) Seasoned relationship managers with considerable local market knowledge Experienced senior credit officers (SCO) average 25+ years of commercial banking experience Approval authority Local, regional and corporate credit committee structure >$25 million also requires Executive Risk Oversight Committee approval Due diligence begins prior to the issuance of a proposal (market manager & SCO) and independent credit associates in Risk Management are utilized Credit analyst / relationship manager complete detailed loan submission Stress test cash flow for interest rate sensitivities, vacancy and rental rates Independent field exams and appraisal review Commercial Credit Culture & Approval Process

Conservative & Well-Defined Underwriting Culture Conservative underwriting is a hallmark of People’s United Average Annual Net Charge-Offs / Average Loans Peer Group Comparison 2010-2015 0.21% PBCT Median, excluding PBCT = 0.69%

Deep Focus on Expense Management EMOC has been fully operational since November 2011 Committee comprised of the CEO, CFO, Chief Administrative Officer and Chief HR Officer EMOC oversees: Non-interest expense management and implements strategies to attain targeted goals Revenue initiatives that require expenditures and conducts periodic progress reviews Provides a horizontal view of the organization Expense Management Units (EMUs) established to facilitate EMOC functions Defined EMUs include: Technology Operations Real Estate Services Spending requests above $25,000 are submitted by EMU owners for approval Staffing models, staffing replacements and additions for mid-level positions and above require approval by the Committee Expense Management Oversight Committee (EMOC) Proactive expense management approach

Deep Focus on Expense Management People’s United has proactively managed expenses while also making significant investments in: Talent and systems amidst a regulatory environment of heightened expectations Revenue and deposit gathering initiatives Improving customer experiences via enhanced delivery of products and services Total Non-Interest Expense Expenses have remained flat despite continued strategic investments and higher costs of regulatory compliance ($ in millions)

Bolstering commercial banking presence in Massachusetts and New York Building large-corporate and government banking productivity Filling in New York metro Commercial Real Estate presence Continuing to leverage investment in asset-based lending Focusing on deposit gathering capabilities Growing wealth management fee income Increasing momentum in other fee income businesses Transitioning Insurance to a more specialized model Delivering interest rate swaps and foreign exchange products to corporate customers Expanding international trade finance Growing commercial banking lending fees Investing in competitive cash management products These significant opportunities expected to provide earnings growth for years to come Significant Opportunities Continuing to grow in our expanded footprint, while deepening presence across heritage markets

Building the Franchise for the Long-Term Committed to delivering value to both customers and shareholders Increase focus on relationship profitability Continue to build deep, multi-product relationships with an emphasis on cross-sell Deposit gathering remains a key focus and is reflected in incentive structure Maintain pristine asset quality Tightly control expenses while investing in key infrastructure Maintain asset sensitivity to position People’s United for rising interest rates

First Quarter 2016 Results

First Quarter 2016 Overview Net income of $63 million or $0.21 per share Net interest income1 of $240 million, an increase of 1% Net interest margin of 2.83%, a decrease of 4 basis points Loan growth of $100 million, 1% annualized growth rate Deposit growth of $688 million, 10% annualized growth rate Organic deposit growth of $721 million, 11% annualized growth rate Non-interest income of $82 million, a decrease of 2% (excluding $9 million gain on sale of the payroll service business in the fourth quarter) Total non-interest expenses of $217 million, flat with the fourth quarter Efficiency ratio of 62.7% Net loan charge-offs of 0.09% (Comparisons versus fourth quarter 2015, unless noted differently) 1 Net interest income on a fully taxable equivalent basis for 4Q 2015 and 1Q 2016 was $245 million and $247 million, respectively.

Net Interest Income1 ($ in millions) Linked Quarter Change $238.8 $240.1 1 Net interest income on a fully taxable equivalent basis for 4Q 2015 and 1Q 2016 was $245.3 million and $247.4 million, respectively. $5.9 $1.0 ($2.0) ($1.7) ($1.0) ($0.9)

Net Interest Margin Linked Quarter Change 2.87% 2.83% 3 bps (2 bps) (2 bps) (2 bps) (1 bp)

Loans ($ in millions) Linked Quarter Change $133 $28,411 $28,511 Annualized linked quarter change: +1% ($32)

Deposits Linked Quarter Change ($ in millions) Annualized linked quarter change: +9.7% Commercial1 $9,420 $29,105 Retail2 $19,685 1Commercial includes Municipal deposits of $1,775 at 12/31/2015 and $2,108 at 3/31/2016 2Retail includes brokered deposits of $ $2,582 at 12/31/2015 and $2,549 at 3/31/2016 Commercial1 $8,926 $28,417 Retail2 $19,491 $494 $194

Non-Interest Income ($ in millions) $93.3 $82.3 Linked Quarter Change $1.8 ($9.2) ($1.2) ($1.1) ($0.4) ($0.9)

Non-Interest Expense ($ in millions) Linked Quarter Change ($2.5) $217.3 $2.1 $217.0 ($0.5) $0.9 $0.5 ($0.2)

Efficiency Ratio 62.2% 61.8% 62.5% 63.8% Beginning with first quarter 2016 results, the Company no longer classifies expenses related to ordinary and recurring branch closures and severance as non-operating. In prior quarters, these expenses were excluded from the calculation of the Company’s efficiency ratio. For comparison purposes above, efficiency ratios for prior quarters also display what the metric would have been had these expenses been included.

Asset Quality Non-Performing Assets / Loans & REO (%) 1 1Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition Notes: Source: SNL Financial and Company filings Top 50 Banks represents the largest 50 banks by total assets in each respective quarter Peer data for all periods reflects Company’s new peer group for 2016. See page 17 for list of companies Net Charge-Offs / Average Loans (%) 2 2Ex. acquired loan charge-offs, PBCT’s charge-off ratio was 0.08%, 0.09%, 0.06%, 0.05% & 0.11% in 1Q 2016, 4Q 2015, 3Q 2015, 2Q 2015 and 1Q 2015, respectively PBCT Peer Group (Median) Top 50 Banks (Median) PBCT Peer Group (Median) Top 50 Banks (Median)

Returns Return on Average Assets Return on Average Tangible Equity

Capital Ratios

	Mar. 31, 2015	Jun. 30, 2015	Sep. 30, 2015	Dec. 31, 2015	Mar. 31, 2016
People's United Financial, Inc.					
Tang. Com. Equity/Tang. Assets	7.5%	7.4%	7.5%	7.2%	7.3%
Tier 1 Leverage [1, 5]	8.3%	8.2%	8.1%	8.0%	7.9%
Common Equity Tier 1 Capital [2, 5]	10.0%	9.9%	9.9%	9.8%	9.7%
Tier 1 Risk-Based Capital [3, 5]	10.0%	9.9%	9.9%	9.8%	9.7%
Total Risk-Based Capital [4, 5]	11.9%	11.8%	11.8%	11.7%	11.5%
People's United Bank, N.A.					
Tier 1 Leverage [1, 5]	8.8%	8.6%	8.5%	8.4%	8.8%
Common Equity Tier 1 Capital [2, 5]	10.6%	10.4%	10.4%	10.2%	10.9%
Tier 1 Risk-Based Capital [3, 5]	10.6%	10.4%	10.4%	10.2%	10.9%
Total Risk-Based Capital [4, 5]	13.1%	12.9%	12.8%	12.6%	12.9%

Basel III Notes:

1. Tier 1 Leverage ratio represents Tier 1 Capital divided by Average Total Assets (less goodwill, other acquisition-related intangibles and other deductions from Common Equity Tier 1 Capital)
2. Common Equity Tier 1 Capital ratio represents total stockholder's equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) after-tax net unrealized gains (losses) on securities transferred to held to maturity; (iii) goodwill and other acquisition-related intangibles; and (iv) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits divided by Total Risk-Weighted Assets
3. Tier 1 Risk-Based Capital ratio represents Common Equity Tier 1 Capital plus additional Tier 1 Capital (together, "Tier 1 Capital") divided by Total Risk-Weighted Assets
4. Total Risk-Based Capital ratio represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of Total Risk-Weighted Assets, divided by Total Risk-Weighted Assets
5. Well capitalized limits under Basel III capital rules are: Tier 1 Leverage Ratio, 5%; Common Equity Tier 1 Capital Ratio, 6.5%; Tier 1 Risk-Based Capital Ratio, 8%; and Total Risk-Based Capital Ratio, 10%

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Interest Rate Risk Profile Net Interest Income (NII) Sensitivity 1Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months. Long End defined as terms greater than 18 months. Immediate Parallel Shock Est. Change in NII Yield Curve Twist1 Est. Change in NII Mar. 31, 2016 Dec. 31, 2015

Appendix

Asset Quality Originated Portfolio Coverage Detail as of March 31, 2016 ALLLs / Loans NPLs / Loans ALLLs / NPLs Note – ALLLs: Commercial: $185 million, Retail: $23 million, Total: $208 million

Bonds, Notes & Debentures $0.3 / 5% Securities Portfolio Detail Note: Duration of the securities portfolio is ~4 years Securities portfolio does not contain CLOs, CDOs, trust preferred, or private-label mortgage-backed securities Held to maturity (HTM) securities reported on an amortized cost basis (book value). Available for sale (AFS) securities reported at fair value Agency CMO’s $1.1 / 16% Agency MBS & Agency CMOs comprised of 10-yr & 15-yr collateral constitute ~74% of the portfolio. Municipal bond portfolio has an underlying weighted average credit rating above AA . Securities Portfolio: $6.7 Billion At March 31, 2016 ($ in billions) Agency MBS - AFS $3.3 / 50% Municipal - HTM $1.1 / 16% FHLB & Federal Reserve Bank Stock $0.3 / 5% Agency MBS - HTM $0.6 / 9%

Balance Sheet Funding 81% funded by organic deposits, customer repurchase agreements and common equity Balance Sheet Funding: $39.2 Billion At March 31, 2016 ($ in billions) Retail Deposits $17.1 / 43% Brokered Deposits $2.6 / 7% Commercial Deposits $9.4 / 24% Stockholders’ Equity $4.7 / 12% Fed Funds & FHLB Advances $3.4 / 9% Subordinated Borrowings & Senior Notes $1.1 / 3% Customer Repurchase Agreements $0.4 / 1% Other Liabilities $0.5 / 1%

Peer Group Firm Ticker City State 1 Associated ASB Green Bay WI 2 Citizens CFG Providence RI 3 Comerica CMA Dallas TX 4 Cullen/Frost CFR San Antonio TX 5 East West EWBC Pasadena CA 6 First Horizon FHN Memphis TN 7 FirstMerit FMER Akron OH 8 Huntington HBAN Columbus OH 9 KeyCorp KEY Cleveland OH 10 M&T MTB Buffalo NY 11 New York Community NYCB Westbury NY 12 Signature SBNY New York NY 13 Synovus SNV Columbus GA 14 Umpqua UMPQ Portland OR 15 Webster WBS Waterbury CT 16 Zions ZION Salt Lake City UT

Non-GAAP Financial Measures and Reconciliation to GAAP In addition to evaluating People’s United Financial’s results of operations in accordance with U.S. generally accepted accounting principles (“GAAP”), management routinely supplements this evaluation with an analysis of certain non-GAAP financial measures, such as the efficiency and tangible equity ratios, tangible book value per share and operating earnings metrics. Management believes these non-GAAP financial measures provide information useful to investors in understanding People’s United Financial’s underlying operating performance and trends, and facilitates comparisons with the performance of other financial institutions. Further, the efficiency ratio and operating earnings metrics are used by management in its assessment of financial performance, including non-interest expense control, while the tangible equity ratio and tangible book value per share are used to analyze the relative strength of People’s United Financial’s capital position. The efficiency ratio, which represents an approximate measure of the cost required by People’s United Financial to generate a dollar of revenue, is the ratio of (i) total non-interest expense (excluding goodwill impairment charges, amortization of other acquisition-related intangible assets, losses on real estate assets and non-recurring expenses, which are also excluded in arriving at operating non-interest expense) (the numerator) to (ii) net interest income on a fully taxable equivalent ("FTE") basis plus total non-interest income (including the FTE adjustment on bank-owned life insurance ("BOLI") income, and excluding gains and losses on sales of assets other than residential mortgage loans and acquired loans, and non-recurring income) (the denominator). In addition, operating lease expense is excluded from total non-interest expense and netted against operating lease income within non-interest income to conform with the reporting approach applied to fee-based businesses already presented on a net basis. People’s United Financial generally considers an item of income or expense to be non-recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years.

Non-GAAP Financial Measures and Reconciliation to GAAP Operating earnings exclude from net income those items that management considers to be of such a non-recurring or infrequent nature that, by excluding such items (net of income taxes), People’s United Financial’s results can be measured and assessed on a more consistent basis from period to period. Items excluded from operating earnings, which include, but are not limited to, non-recurring gains/losses, merger-related expenses (including acquisition integration and other costs), charges related to executive-level management separation costs, severance-related costs and writedowns of banking house assets and related lease termination costs, are generally also excluded when calculating the efficiency ratio. Effective with the quarter ended March 31, 2016, recurring writedowns of banking house assets and certain severance-related costs are no longer considered to be non-operating expenses. Operating earnings per share is derived by determining the per share impact of the respective adjustments to arrive at operating earnings and adding (subtracting) such amounts to (from) GAAP earnings per share. Operating return on average assets is calculated by dividing operating earnings (annualized) by average assets. Operating return on average tangible stockholders' equity is calculated by dividing operating earnings (annualized) by average tangible stockholders' equity. The operating dividend payout ratio is calculated by dividing dividends paid by operating earnings for the respective period. The tangible equity ratio is the ratio of (i) tangible stockholders’ equity (total stockholders’ equity less goodwill and other acquisition-related intangible assets) (the numerator) to (ii) tangible assets (total assets less goodwill and other acquisition-related intangible assets) (the denominator). Tangible book value per share is calculated by dividing tangible stockholders’ equity by common shares (total common shares issued, less common shares classified as treasury shares and unallocated Employee Stock Ownership Plan ("ESOP") common shares). In light of diversity in presentation among financial institutions, the methodologies used by People’s United Financial for determining the non-GAAP financial measures discussed above may differ from those used by other financial institutions. Please refer to People’s United Financial’s latest Form 10-Q regulatory filing for detailed reconciliations to GAAP figures.

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@ peoples.com NASDAQ: PBCT